UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
 ____________________
Date of Report (Date of earliest event reported): January 30, 2014
Accenture plc
(Exact name of Registrant as specified in its charter)

Ireland	001-34448	98-0627530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Grand Canal Square,
Grand Canal Harbour,
Dublin 2, Ireland
(Address of principal executive offices)
Registrant’s telephone number, including area code: (353) (1) 646-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

          On January 30, 2014, Accenture plc (“Accenture”) held its 2014 annual general meeting of shareholders. A quorum was present at the meeting as required by Accenture’s Articles of Association. The immediately following chart sets forth the number of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each matter voted upon by the shareholders:

		For	Against	Abstained	Broker Non-Votes
1.	To accept, in a non-binding vote, the Company’s Irish financial statements for the twelve-month period ended August 31, 2013, as presented	484,958,782	142,037	3,431,286	27,795,961
2.	Re-appointment of the following directors:
	Jaime Ardila	485,362,210	1,191,594	1,978,301	27,795,961
	Charles H. Giancarlo	485,498,729	1,113,429	1,919,947	27,795,961
	William L. Kimsey	484,102,527	2,441,868	1,987,710	27,795,961
	Blythe J. McGarvie	482,965,635	3,590,249	1,976,221	27,795,961
	Mark Moody-Stuart	482,729,965	3,852,942	1,949,198	27,795,961
	Pierre Nanterme	474,446,574	10,648,085	3,437,446	27,795,961
	Gilles C. Pélisson	483,662,016	2,861,726	2,008,363	27,795,961
	Wulf von Schimmelmann	428,617,200	57,679,316	2,235,589	27,795,961
3.	To ratify, in a non-binding vote, the appointment of KPMG as independent registered public accounting firm of Accenture plc for a term expiring at our annual general meeting of shareholders in 2015 and to authorize, in a binding vote, the Board of Directors, acting through the Audit Committee, to determine KPMG’s remuneration	512,152,176	2,358,544	1,817,346	0
4.	To approve, in a non-binding vote, the compensation of our named executive officers	470,560,646	15,048,629	2,922,830	27,795,961
5.	To grant the Board the authority to issue shares under Irish law	483,849,603	2,484,100	2,198,402	27,795,961
6.	To grant the Board the authority to opt-out of statutory pre-emption rights under Irish law	484,025,132	1,852,559	2,654,414	27,795,961
7.	To approve a capital reduction and creation of distributable reserves under Irish law	485,562,710	549,068	2,420,327	27,795,961
8.	To authorize holding the 2015 annual general meeting of shareholders of Accenture plc at a location outside of Ireland as required under Irish law	486,114,789	383,818	2,033,498	27,795,961
9.	To authorize Accenture to make open-market purchases of Accenture plc Class A ordinary shares under Irish law	478,325,242	7,215,944	2,990,919	27,795,961
10.	To determine the price range at which Accenture plc can re-issue shares that it acquires as treasury stock under Irish law	477,594,998	7,560,816	3,376,291	27,795,961

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 30, 2014	ACCENTURE PLC

	By:	/s/ Julie Spellman Sweet
	Name:	Julie Spellman Sweet
	Title:	General Counsel, Secretary & Chief Compliance Officer